MERRILL LYNCH
                                                                PHOENIX
                                                                FUND, INC.

                               [GRAPHICS OMITTED]

                                                       STRATEGIC
                                                                Performance

                                                                Quarterly Report
                                                                April 30, 1998

MERRILL LYNCH PHOENIX FUND, INC.

DEAR SHAREHOLDER

The quarter ended April 30, 1998 was positive for most capital markets worldwide, despite periods of volatility. In the United States, sentiment fluctuated between a variety of outlooks. At times, US stock and bond prices reflected expectations that the slowdown in Asian economic growth would lead to a sharp decline in US business activity and, ultimately, a deflationary environment. The deterioration of economic conditions in Japan was of particular concern. During other periods, US investors appeared to expect that the positive trends of a moderately expanding economy, declining unemployment, enhanced productivity and corporate profits growth would continue, unimpeded by the developments in Asia. To date, there have been only a few signs that Asia's troubles are influencing US economic activity. In Europe, the major event was greater progress toward achieving European Monetary Union, although concerns have arisen that interest rates will have to be increased to curtail inflationary pressures.

As 1998 progresses, it is likely that investor focus will remain on developments in Asia. For those economies that continue to expand, investors will watch for signs that inflation is still not a threat. Evidence of ongoing, non-inflationary gross domestic product growth should continue to exert a positive influence on the capital markets worldwide.

Portfolio Matters

For the three months ended April 30, 1998, Merrill Lynch Phoenix Fund, Inc.'s Class A, Class B, Class C and Class D Shares had total returns of +15.52%, +15.30%, +15.26% and +15.46%, respectively. (Fund results do not include sales charges, and would be lower if sales charges were included. Complete per formance information, including average annual total returns, can be found on pages 3 and 4 of this report to shareholders.) The Fund's strong performance during the April quarter importantly related to many of our largest holdings posting very strong gains as their fundamentals improved.

For example, Viacom, Inc. continues to demonstrate cash flow growth as their cable programming gains market share, the substantial profits from the movie Titanic are beginning to flow through, and the firm's Blockbuster video rental business is recovering. Another large Fund holding that performed well during the quarter was Pharmaceutical Product Development, Inc. This contract research organization for the pharmaceutical industry has finished integrating its recent acquisitions and has started to build backlog and improve margins. U S West Media Group (soon to be named MediaOne Group) also performed well. This company continues to grow its core cable television business, and is just beginning to roll out new services (Internet access, telephony) utilizing its upgraded cable system. Finally, the Fund's largest holding, Novell Inc., a provider of networking software, has finally achieved financial stability and has begun to aggressively introduce a number of new products. We are gratified that other investors are beginning to recognize the value that we perceive in these companies.

Despite the strong stock market, we added seven new equity positions from varying industries during the quarter. Our three largest additions were Philip Services Corporation, KCS Energy, Inc. and Laidlaw Environmental Services Inc.

Philip Services Corporation is a leader in the growing industrial services and metals recovery industry. After many acquisitions, the company is ready to complete the integration process and to start operating more efficiently. Following the April quarter's close, the company reported earnings that were below expectations, as well as a change in management. The resulting drop in the stock's price enabled us to increase our position.

Middle-tier oil and natural gas exploration companies like KCS Energy, Inc. have come under pressure because of weakness in the prices of these commodities. We are positive about the long-term prospects for

Merrill Lynch Phoenix Fund, Inc.                                  April 30, 1998

energy prices. We believe that the company should demonstrate expanding cash flow and production in the future as it starts drilling its many prospects. We will continue to look for energy companies with similar profiles for future investment.

Laidlaw Environmental Services Inc. recently merged with Safety-Kleen Corp. to form a market-leading hazardous waste disposal company. Laidlaw has managed to maintain profitability despite poor pricing in its core hazardous waste incineration business. The company is well-positioned to benefit from an eventual improvement in this area, in our opinion, and the Safety-Kleen merger provides opportunities for growth.

During the April quarter, we eliminated three small equity positions in CommScope, Inc., The Bibb Co., and Tupperware Corporation. We also sold our investments in Oryx Energy Co. and TCI Group since they reached our price objectives. CompuServe Corporation, a Fund holding, was acquired by WorldCom, Inc., and we have retained our investment in WorldCom. Merger activity also resulted in the sale of our investment in Waste Management, Inc., which was in the process of being acquired by USA Waste Services Inc.

In the high-yield sector, we established a $16.5 million position in Unison Healthcare Corp., a nursing home operator that filed for bankruptcy protection following a collapse of their lease restructuring negotiations. We believe that a combination of factors, including new management and the aging of the US population, makes this a compelling investment. We also purchased the bonds of Trism Inc., a trucking company specializing in heavy equipment and secured materials. Along with other trucking companies, Trism has had problems retaining quality drivers in this robust economic environment. We added to our distressed wireless position with an investment in American Telecasting Inc., and continue to believe the wireless sector to be greatly undervalued.

High-yield sales during the quarter included the bonds of Specialty Foods Corp. and Harvard Industries Inc. We profitably traded small positions in Royal Oak Mines Inc. and People's Choice TV Corp.

In Conclusion

The continued availability of attractive new investment opportunities is reflected in our 8.6% cash position at the end of the April quarter. We expect that there will continue to be wide performance differentials among stocks that are exceeding earnings expectations and companies that are not. Therefore, there are likely to be further opportunities for the Fund to establish new investments at attractive prices.

We thank you for your continued investment in Merrill Lynch Phoenix Fund, Inc., and we look forward to reviewing our outlook and strategy with you again in our upcoming annual report to shareholders.

Sincerely,


/s/ Arthur Zeikel

Arthur Zeikel
President


/s/ Robert J. Martorelli

Robert J. Martorelli
Senior Vice President and Portfolio Manager


May 28, 1998

Merrill Lynch Phoenix Fund, Inc.                                  April 30, 1998

PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select PricingSM System, which offers four pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results

                                                                               Ten Years/
                                          12 Month         3 Month          Since Inception
                                        Total Return    Total Return          Total Return
===============================================================================================
ML Phoenix Fund, Inc. Class A Shares*      +51.35%         +15.52%              +326.08%
-----------------------------------------------------------------------------------------------
ML Phoenix Fund, Inc. Class B Shares*      +49.86          +15.30               +248.17
-----------------------------------------------------------------------------------------------
ML Phoenix Fund, Inc. Class C Shares*      +49.82          +15.26               + 79.73
-----------------------------------------------------------------------------------------------
ML Phoenix Fund, Inc. Class D Shares*      +50.93          +15.46               + 84.82
-----------------------------------------------------------------------------------------------
Dow Jones Industrial Average**             +31.57          +15.10       +500.24/+456.59/+152.56
-----------------------------------------------------------------------------------------------
Standard & Poor's 500 Index**              +41.07          +13.84       +466.16/+410.70/+157.86
===============================================================================================

* Investment results shown do not reflect sales charges; results would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's ten-year/inception dates are: Class A Shares, ten years ended 4/30/98; Class B Shares, 10/21/88; and Class C and Class D Shares, 10/21/94.

** An unmanaged broad-based index comprised of common stocks. Total investment returns for unmanaged indexes are based on estimates. Ten years/since inception total returns are: for the ten years ended 4/30/98; from 10/21/88 to 4/30/98; and from 10/21/94 to 4/30/98, respectively.

Merrill Lynch Phoenix Fund, Inc.                                  April 30, 1998

PERFORMANCE DATA (concluded)

Average Annual Total Return

                                   % Return Without         % Return With
                                      Sales Charge          Sales Charge**
================================================================================
Class A Shares*
================================================================================
Year Ended 3/31/98                      +44.76%                +37.16%
--------------------------------------------------------------------------------
Five Years Ended 3/31/98                +16.67                 +15.42
--------------------------------------------------------------------------------
Ten Years Ended 3/31/98                 +15.67                 +15.05
--------------------------------------------------------------------------------
*   Maximum sales charge is 5.25%.
**  Assuming maximum sales charge.

                                      % Return                % Return
                                     Without CDSC            With CDSC**
================================================================================
Class B Shares*
================================================================================
Year Ended 3/31/98                      +43.34%                +39.34%
--------------------------------------------------------------------------------
Five Years Ended 3/31/98                +15.49                 +15.49
--------------------------------------------------------------------------------
Inception (10/21/88)
through 3/31/98                         +13.97                 +13.97
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
**  Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                      % Return               % Return
                                    Without CDSC            With CDSC**
================================================================================
Class C Shares*
================================================================================
Year Ended 3/31/98                      +43.25%                +42.25%
--------------------------------------------------------------------------------
Inception (10/21/94)
through 3/31/98                         +18.14                 +18.14
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**  Assuming payment of applicable contingent deferred sales 4 charge.

================================================================================
                                  % Return Without          % Return With
                                     Sales Charge            Sales Charge**
================================================================================
Class D Shares*
================================================================================
Year Ended 3/31/98                      +44.35%                +36.78%
--------------------------------------------------------------------------------
Inception (10/21/94)
 through 3/31/98                        +19.07                 +17.22
--------------------------------------------------------------------------------
*   Maximum sales charge is 5.25%.
**  Assuming maximum sales charge.

PORTFOLIO INFORMATION

For the Quarter Ended April 30, 1998

                                                   Percent of
Ten Largest Holdings                               Net Assets
Novell Inc. ......................................     5.8%
Borland International, Inc. ......................     4.0
Pharmaceutical Product Development, Inc. .........     3.9
H & R Block, Inc. ................................     3.6
Viacom, Inc. (Class B) (Non-Voting) ..............     3.0
Anacomp, Inc. ....................................     3.0
U S West Media Group .............................     3.0
Union Pacific Corporation ........................     2.9
The Seagram Co., Ltd. ............................     2.8
WHX Corp. ........................................     2.7

                                                   Percent of
Five Largest Industries                            Net Assets
Computer Software ................................    13.8%
Health Care ......................................     9.8
Leisure & Entertainment ..........................     5.8
Steel ............................................     4.8
Cable ............................................     4.7

                                                   Percent of
Asset Mix                                          Net Assets
Stocks ...........................................    82.0%
Bonds ............................................     8.7
Cash & Cash Equivalents ..........................     9.3

Additions (Equity Investments)

Geneva Steel Company, Series B, Preferred, 14%
KCS Energy, Inc.
Laidlaw Environmental Services Inc.
National Semiconductor Corporation
Philip Services Corporation
Reuters Group PLC (ADR)
Stone Container Corp.

Deletions (Equity Investments)

The Bibb Co.
CommScope, Inc.
Oryx Energy Co.
TCI Group (Series A)
Tupperware Corporation
Waste Management, Inc.

Merrill Lynch Phoenix Fund, Inc.                                  April 30, 1998

SCHEDULE OF INVESTMENTS

                           Face Amount/                                                                                  Percent of
Industry                    Shares Held   Investments                                            Cost           Value    Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
Discount to Assets
-----------------------------------------------------------------------------------------------------------------------------------
Cable                           800,000   TCI Ventures Group (Series A)                     $  6,317,459    $ 13,050,000       1.7%
===================================================================================================================================
Leisure & Entertainment         500,000   The Seagram Co., Ltd.                               17,224,320      21,343,750       2.8
                                400,000   Viacom, Inc. (Class B) (Non-Voting)                 11,328,769      23,200,000       3.0
===================================================================================================================================
Printing & Publishing         1,500,000   Scitex Corp. Ltd.                                   15,825,111      19,968,750       2.6
===================================================================================================================================
                                          Total Discount to Assets                            50,695,659      77,562,500      10.1
===================================================================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
Earning Turnarounds
-----------------------------------------------------------------------------------------------------------------------------------
Computer Software             1,400,000   Mentor Graphics Corporation                         14,049,847      14,612,500       1.9
===================================================================================================================================
Consumer Products             2,700,000   The Topps Co., Inc.                                 14,976,635       8,184,375       1.1
===================================================================================================================================
Energy Related                1,500,000   EEX Corp.                                           12,185,504      14,531,250       1.9
                                800,000   KCS Energy, Inc.                                    12,578,340      12,400,000       1.6
===================================================================================================================================
Gold                          1,000,000   Placer Dome Inc.                                    14,980,789      14,750,000       1.9
===================================================================================================================================
Health Care                     500,000   Humana, Inc.                                         9,571,131      13,500,000       1.8
                              1,300,000   NeoRx Corp.                                          7,991,431       6,012,500       0.8
===================================================================================================================================
Industrial Services           1,407,670   Anacomp, Inc.                                        9,137,200      22,874,638       3.0
===================================================================================================================================
Information Services            110,000   Reuters Group PLC (ADR)* (a)                         7,047,074       7,122,500       0.9
===================================================================================================================================
Leisure & Entertainment         900,000   CST Entertainment Imaging, Inc.                        675,000           9,000       0.0
===================================================================================================================================
Pharmaceuticals                 400,000   Pharmacia & Upjohn, Inc.                            14,035,530      16,825,000       2.2
===================================================================================================================================
Retail                        3,209,900   CML Group, Inc.                                     14,030,372       6,018,562       0.8
===================================================================================================================================
Semiconductor                 1,077,300   Integrated Device Technology, Inc.                   9,945,298      12,927,600       1.7
                              2,350,000   LTX Corp.                                           14,351,697      11,015,625       1.4
                                400,000   National Semiconductor Corporation                   8,057,807       8,800,000       1.1
===================================================================================================================================
Steel                           790,700   Birmingham Steel Corp.                              12,203,104      12,651,200       1.7
===================================================================================================================================
Telecommunications              134,700   ANTEC Corporation                                    1,090,055       2,660,325       0.3
Equipment
===================================================================================================================================
Transportation                1,100,000   Mesa Air Group, Inc.                                 7,019,511       8,731,250       1.1
                                400,000   Union Pacific Corporation                           22,232,810      21,900,000       2.9
===================================================================================================================================
                                          Total Earning Turnarounds                          206,159,135     215,526,325      28.1
===================================================================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
Financial Restructuring
-----------------------------------------------------------------------------------------------------------------------------------
Energy Related                1,938,475   Gulfport Energy Corporation (c)                     16,017,828       5,088,497       0.6
                              1,938,475   Gulfport Energy Corporation--
                                              Litigation Trust Certificates (c)                  370,839               0       0.0
===================================================================================================================================
Health Care                 $16,500,000   Unison Healthcare Corp., 12.25% due
                                              11/01/2006 (d)                                   9,962,500       9,240,000       1.2
===================================================================================================================================
Home Builders                   520,000   New Millenium Homes, LLC                             1,934,501       1,560,000       0.2
                            $10,250,000   New Millenium Homes, LLC, Senior Notes,
                                              12% due 9/03/2004                                9,042,719       9,891,250       1.3
===================================================================================================================================

Merrill Lynch Phoenix Fund, Inc.                                  April 30, 1998

                           Face Amount/                                                                                  Percent of
Industry                    Shares Held   Investments                                            Cost           Value    Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
Financial Restructuring (concluded)
-----------------------------------------------------------------------------------------------------------------------------------
Retail                          443,361   Zale Corp. Litigation Limited Partnership Units   $          0    $          0       0.0%
===================================================================================================================================
Telecommunications          $ 7,500,000   American Telecasting Inc., Senior Discount Notes,
                                              43.48% due 8/15/2005 (d)                         1,323,426       1,500,000       0.2
                            $11,000,000   CS Wireless Systems Inc., Senior Discount Notes,
                                              11.375% due 3/01/2006 (d)                        2,884,003       2,200,000       0.3
===================================================================================================================================
                                          Total Financial Restructuring                       41,535,816      29,479,747       3.8
===================================================================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
High Yield
-----------------------------------------------------------------------------------------------------------------------------------
Consumer Products           $ 3,000,000   Town & Country Corporation, Senior Subordinated
                                              Notes, 13% due 5/31/1998                         2,323,750         750,000       0.1
                            $ 8,190,000   U.S. Leather Inc., Senior Notes, 10.25% due
                                              7/31/2003                                        5,501,375       3,644,550       0.5
===================================================================================================================================
Home Builders               $20,000,000   Baldwin Homes, Series B, 10.375% due
                                              8/01/2003                                        8,311,750       9,900,000       1.3
===================================================================================================================================
Printing & Publishing       $ 6,255,400   San Jacinto Holdings, Inc., Senior Subordinated
                                              Notes, 12% due 12/31/2002                        4,048,512       4,879,212       0.6
===================================================================================================================================
Steel                            24,500   Geneva Steel Company, Series B, Preferred, 14%       3,337,000       3,307,500       0.4
===================================================================================================================================
Supermarkets                $25,000,000   Grand Union Co., Senior Notes, 12% due 9/01/2004    12,463,406      14,375,000       1.9
===================================================================================================================================
Telecommunications          $ 6,400,000   CAI Wireless Systems, Inc., Senior Notes, 12.25%
                                              due 9/15/2002                                    1,774,500       1,280,000       0.2
                            $31,500,000   MobileMedia Corp., Senior Subordinated Notes,
                                              9.375% due 11/01/2007                            6,504,813       3,543,750       0.4
===================================================================================================================================
Transportation              $ 6,000,000   Trism Inc., Senior Subordinated Notes, 10.75%
                                              due 12/15/2000                                   5,037,500       5,040,000       0.7
===================================================================================================================================
                                          Total High Yield                                    49,302,606      46,720,012       6.1
===================================================================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
Operational Restructuring
-----------------------------------------------------------------------------------------------------------------------------------
Cable                           600,000   U S West Media Group                                10,845,194      22,650,000       3.0
===================================================================================================================================
Chemicals                       500,000   IMC Global, Inc.                                    17,506,928      18,000,000       2.3
===================================================================================================================================
Computer Services               450,000   WorldCom, Inc. (b)                                  16,171,875      19,237,500       2.5
===================================================================================================================================
Computer Software             3,100,000   Borland International, Inc.                         35,428,962      30,806,250       4.0
                              4,500,000   Novell Inc.                                         41,271,080      44,859,375       5.8
                                500,000   Parametric Technology Corp.                         12,047,863      15,968,750       2.1
===================================================================================================================================
Engineering                     600,000   EMCOR Group, Inc.                                    3,963,265      12,450,000       1.6
===================================================================================================================================
Environmental                 2,750,000   Laidlaw Environmental Services Inc.                 10,558,290      10,828,125       1.4
                              1,417,700   Philip Services Corporation                         13,522,823      10,721,356       1.4
===================================================================================================================================
Financial Services              605,000   H & R Block, Inc.                                   22,957,126      27,225,000       3.6
===================================================================================================================================
Health Care                     500,000   Columbia/HCA Healthcare Corp.                       14,676,044      16,468,750       2.1
                              1,200,000   Pharmaceutical Product Development, Inc.            16,222,661      30,075,000       3.9
===================================================================================================================================
Paper & Forest Products         700,000   Stone Container Corp.                                9,012,372      11,462,500       1.5
===================================================================================================================================

Merrill Lynch Phoenix Fund, Inc.                                  April 30, 1998

SCHEDULE OF INVESTMENTS (concluded)

                                                                                                                         Percent of
Industry                    Shares Held   Investments                                            Cost           Value    Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
Operational Restructuring (concluded)
-----------------------------------------------------------------------------------------------------------------------------------
Pharmaceuticals               1,800,000   IVAX Corp.                                        $ 16,133,528    $ 17,550,000       2.3%
===================================================================================================================================
Steel                         1,298,500   WHX Corp.                                           11,160,678      20,370,219       2.7
===================================================================================================================================
Telecommunications              300,000   AT&T Corp.                                          11,137,325      18,018,750       2.4
===================================================================================================================================
                                          Total Operational Restructuring                    262,616,014     326,691,575      42.6
===================================================================================================================================
                                          Total Investments                                  610,309,230     695,980,159      90.7
===================================================================================================================================

                                   Face
                                 Amount   Short-Term Investments
===================================================================================================================================
Commercial Paper**          $10,000,000   Atlantic Asset Securitization Corp., 5.53%
                                              due 5/18/1998                                    9,973,886       9,973,886       1.3
                                          Countrywide Home Loans, Inc.:
                             10,000,000       5.53% due 5/04/1998                              9,995,392       9,995,392       1.3
                              5,000,000       5.55% due 5/20/1998                              4,985,354       4,985,354       0.6
                             15,000,000   Delaware Funding Corp., 5.51% due 5/08/1998         14,983,929      14,983,929       2.0
                             26,342,000   General Motors Acceptance Corp., 5.56% due
                                              5/01/1998                                       26,342,000      26,342,000       3.4
===================================================================================================================================
                                          Total Short-Term Investments                        66,280,561      66,280,561       8.6
===================================================================================================================================
Total Investments                                                                           $676,589,791     762,260,720      99.3
                                                                                            ============
Other Assets Less Liabilities                                                                                  5,628,570       0.7
                                                                                                            ------------     ------
Net Assets                                                                                                  $767,889,290     100.0%
                                                                                                            ============     ======
===================================================================================================================================

Net Asset Value:        Class A--Based on net assets of $320,358,782 and 21,508,431 shares outstanding      $      14.89
                                                                                                            ============
                        Class B--Based on net assets of $335,454,714 and 23,433,725 shares outstanding      $      14.32
                                                                                                            ============
                        Class C--Based on net assets of $13,124,043 and 923,958 shares outstanding          $      14.20
                                                                                                            ============
                        Class D--Based on net assets of $98,951,751 and 6,656,877 shares outstanding        $      14.86
                                                                                                            ============
===================================================================================================================================

*   American Depositary Receipts (ADR).
** Commercial Paper is traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.
(a) On February 18, 1998, holders of Reuters Holdings PLC received 13 Reuters Group PLC (ADR) for every 15 Reuters Holdings PLC (ADR). The Fund received a cash dividend of $8.877808 for every 15 Reuters Holdings PLC (ADR) equivalent to $2,663,342.
(b) On January 31, 1998, WorldCom, Inc. merged with CompuServe Corporation. The Fund received .40625 shares of WorldCom, Inc. stock for each share of CompuServe Corporation stock. The merger was taxable and therefore reflected in the cost.
(c) Name changed from WRT Energy Corp. to Gulfport Energy Corporation.
(d) Represents a zero coupon or step bond; the interest rate shown is the effective yield at the time of purchase by the Fund.

Officers and Directors

Arthur Zeikel, President and Director
Joe Grills, Director
Walter Mintz, Director
Robert S. Salomon Jr., Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
Robert J. Martorelli, Senior Vice President
  and Portfolio Manager
Donald C. Burke, Vice President
Gerald M. Richard, Treasurer
Robert Harris, Secretary

Custodian

The Chase Manhattan Bank, N.A.
Global Securities Services
4 Chase MetroTech Center, 18th Floor
Brooklyn, NY 11245

Transfer Agent

Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch Phoenix Fund, Inc. is not related to Phoenix Home Life Mutual Insurance Company or any of its subsidiaries or affiliates, including The Phoenix Series Fund.

Merrill Lynch
Phoenix Fund, Inc.
Box 9011
Princeton, NJ
08543                                                             #10263 -- 4/98

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